SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

NOBLE MEDICAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	20-0587718
(State of Incorporation or Organization)	(IRS Employee Identification No.)

4751 Wilshire Blvd., 3rd Floor Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box:  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box:  ☒

Securities Act registration statement file number to which this form relates: 333-150483.

Securities to be registered pursuant to Section 12(b) of the act:

None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock ($0.0001 par value)
(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

A description of the Common Stock to be registered hereunder is contained in the section entitled “Description of Capital Stock Common Stock” included in the Registrant’s Registration Statement on Form S-1 (Registration No. 333-150483), filed with the Securities and Exchange Commission on April 28, 2008, as amended by Amendment No. 1 thereto filed on May 5, 2008 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

3.1           Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-150483) and incorporated herein by reference.)

3.2           Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-150483) and incorporated herein by reference.)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: July 1, 2011
NOBLE MEDICAL TECHNOLOGIES, INC.

	By:	Tatiana Walker
Tatiana Walker
Interim Chief Financial Officer